UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-333-0246

Date of fiscal year end: July 31, 2012

Date of reporting period: July 31, 2012

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Annual Report

July 31, 2012

Investment Adviser:

Abbot Downing Investment Advisors

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Form N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-333-0246; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

TO OUR SHAREHOLDERS

A Review of 2012

The Clear River Fund (the “Fund”) delivered a return of 1.2% for the fiscal year ended July 31, 2012. This moderate number belies a roller coaster market that was powered by the “Risk On/Risk Off” trade. Throughout the year, investors faced recurring concerns surrounding the European fiscal crisis and slowing growth in China and the U.S. The first fiscal quarter starting August 2011 saw a Risk Off market, as capital fled from risky assets into safe havens. Over two months, the S&P 500 fell by over 18%, and U.S. small cap, international and emerging market stocks fell even more. However, in October, signs emerged that the U.S. was not heading into a double-dip recession, and the flow of capital reversed into a Risk On trade. In December, the European Central Bank (“ECB”) stepped up and announced the Long-Term Refinancing Operation (“LTRO”). The LTRO provided liquidity to Europe’s banks and removed the fear of a financial contagion. By March, the S&P had risen 29%. In April it became clear that the LTRO was only a partial step, and capital flight from Greece spread to Spain and Italy. As interest rates on Spanish and Italian sovereign debt rose, markets again reversed course. By the end of May, the S&P had fallen 10%; again, small cap, international and emerging market stocks were down more.

Over the year, there was a significant variance in the performance of stock indices that comprise our benchmark. The Russell 3000 Index (a broad-based U.S. index that includes large and small cap companies) gained 7.3%. Within the U.S., large cap stocks were up 9.1%, but small/mid cap stocks were up only 0.9%. International stocks fared worse. The MSCI EAFE Index (a stock index of companies from developed countries outside the U.S.) was down 11.5%, and emerging markets were down 13.9%. The 80% Russell 3000/20% MSCI EAFE Index gained 3.4% for the year.

The Fund owns a combination of strategies comprised of Select Domestic Equity, Select Income Equity (both large cap U.S. strategies), Small Cap, and International Equity strategies. Over the year, the Income Equity strategy was the best performing strategy, up 17.0%. This strategy owns high- quality companies with strong profitability and above-average dividend yields. In a world filled with uncertainties, capital was attracted to these companies, which fueled performance. The Fund also owned international stocks, and although the International strategy performed better than the MSCI EAFE Index (-8.9% versus -11.5%), it detracted from fund performance. Likewise, our position in the Small Cap strategy detracted from performance, even though the strategy performed in line with the Russell 2500 Index (+0.9%).

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

The Risk On/Risk Off markets also affected the relative performance of stocks in different economic sectors. During Risk Off markets, money moved towards defensive sectors like consumer staples, healthcare and utilities. During Risk On markets, money moved towards the economically sensitive markets like consumer durables, industrials and information technology. In addition, the economic slowdown in China and other emerging markets resulted in falling commodity prices. This led to a drop in the Materials and Energy sectors. The net result over the course of the year is that the defensive sectors outperformed the indices, and that was reflected in the results of the Fund as well. In the Fund, the Consumer Staples were up 11.5%, and Utilities were up 18.9%. On the other hand, our Energy stocks were down 7.3%, Industrials were down 5.7%, and Materials were down 15.9%.

Strong stock selection in several sectors helped relative performance. In Information Technology, Apple rose 56%, and small caps NeuStar and Wright Express were up 36% and 31%, respectively. Paychex and Amphenol were each up 21%. The Fund also benefitted by owning stable, dividend-paying stocks like Wal-Mart Stores, Diageo, Abbot Laboratories, and Colgate-Palmolive, up 45%, 36%, 34% and 30%, respectively. On the flip side, performance was hurt by two foreign holdings and two small cap holdings. Komatsu, the Japanese heavy equipment manufacturer, was hurt by the slowdown in China and in the mining sector and the stock fell 33%. Telefonica, the Spanish-based telecom company, fell 45% as concerns grew about Spain’s fiscal health. Although 50% of revenues come from fast growing Latin America, the spreading recession in Europe has offset that growth. Among our small cap holdings, Gentex and National Presto Industries fell 36% and 30%, respectively. Even in our slow growth economy, these companies generate a strong cash flow and have a strong balance sheet and are inexpensive. We continue to hold these stocks.

A Look at the Future

The factors driving the Risk On/Risk Off trade remain in place. Europe remains a primary concern. The ECB has the tools to prevent a liquidity crisis from morphing into a contagion, but political obstacles hinder decisive ECB action. The recurring pattern has been that the fiscal crisis in the peripheral countries has to reach a boil before the ECB is able to take significant action. It seems likely that this pattern will continue in the coming year. Slowing economic growth in China remains another area of concern, as does the ongoing slow growth in the U.S. Yet, there are positive signs of progress in Europe, as well as in the Chinese and U.S. economies. The ongoing tension between concern and optimism is likely to cause continuing fluctuations in global equity markets over the coming year.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

Economic growth in the U.S. is very slow. Federal Reserve (the “Fed”) Chairman Ben Bernanke described the economy as not having achieved “escape velocity,” meaning growth is not strong enough to create jobs and a self-sustaining level of growth. Therefore, the Fed remains ready to apply further stimulus as needed. Leading indicators are showing a status quo — neither deceleration nor acceleration from current rates. We believe that housing and the auto industry will play a growing role in the economy. Housing starts are starting to trend up off of a very low base. This means that housing will add to growth instead of detracting from it as it has over the last five years. Additionally, U.S. corporations are healthy and likely to increase capital spending when they gain confidence in a stable economy and political environment.

We cannot control uncertainty in the markets and fluctuations in stock prices. What we can do is continue to own companies with businesses that generate strong returns on their capital. Strong profitability translates into free cash flow and healthy balance sheets. Our companies are affected by the business climate, but in difficult times, strong companies are likely to become stronger as they use their financial strength to gain market share and expand into new markets. A significant portion of the Fund is invested in our Income Equity strategy. In addition to strong profitability, these companies pay an attractive dividend yield while generating earnings growth. Companies like 3M, Johnson & Johnson and Chevron are likely to prosper in good times and bad. We have cut back our exposure to international markets over the last year and we are currently below our benchmark weight. We have very little direct exposure to the eurozone, and we continue to own exposure to emerging markets, where we believe there are attractive growth opportunities.

The Fund will continue to focus on long-term results by investing in businesses with strong profitability when we can buy them at attractive valuations. We believe that the consistent application of this philosophy, combined with diversification across a spectrum of companies and low portfolio turnover will lead to attractive, long-term results for our investors.

Thank you for investing with the Clear River Fund. We look forward to helping you meet your financial goals.

Abbot Downing Investment Advisors

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

Definition of the Comparative Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $72.5 billion; the median market capitalization was approximately $1.0 billion. The index had a total market capitalization range of approximately $130.0 million to $400.9 billion.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

GROWTH OF A $10,000 INVESTMENT (Unaudited)

  *If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

**The Fund commenced operations on February 3, 2009.

The performance data quoted herein represents past performance. The return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

TOP TEN HOLDINGS (Unaudited)*

Apple	2.60%
American Express	2.13%
Nestle ADR	2.06%
Amphenol	2.06%
Edison International	2.00%
Qualcomm	1.90%
McKesson	1.89%
Colgate-Palmolive	1.88%
Nordstrom	1.83%
Diageo ADR	1.79%

*	Percentages are based on total investments. Short-term investments are not shown in the Top Ten Chart.

EQUITY ALLOCATION (Unaudited)**

**	Percentages are based on total investments.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.4%

	Shares	Value

CONSUMER DISCRETIONARY — 10.8%
Arbitron	8,633	$302,759
Big Lots*	7,173	290,578
Gentex	25,880	414,339
Harte-Hanks	16,067	101,222
John Wiley & Sons, Cl A	4,893	233,152
McDonald’s	8,436	753,841
Morningstar	4,411	256,147
NIKE, Cl B	6,129	572,142
Nordstrom	17,129	927,364
Staples	38,387	489,050
Starwood Hotels & Resorts Worldwide	12,863	696,532
VF	2,976	444,317

		5,481,443

CONSUMER STAPLES — 11.7%
Colgate-Palmolive	8,877	953,035
Diageo ADR	8,481	906,619
HJ Heinz	12,465	688,193
Nestle ADR	16,964	1,045,491
PepsiCo	9,252	672,898
Reckitt Benckiser Group	11,715	644,139
Tesco	71,448	356,332
Wal-Mart Stores	8,325	619,630

		5,886,337

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

COMMON STOCK — continued

	Shares	Value

ENERGY — 7.8%
Apache	5,341	$459,967
Chevron	8,010	877,736
Cloud Peak Energy*	8,522	141,039
CNOOC ADR	1,969	394,391
FMC Technologies*	13,030	587,914
Oceaneering International	5,697	294,478
Oil States International*	3,420	248,634
Schlumberger	8,209	584,973
Transocean	7,264	340,173

		3,929,305

FINANCIALS — 12.9%
Aflac	11,350	496,903
American Express	18,673	1,077,619
Berkshire Hathaway, Cl B*	10,307	874,446
BlackRock	3,559	605,955
Capital One Financial	10,169	574,447
Goldman Sachs Group	5,933	598,640
HSBC Holdings ADR	11,036	461,305
IntercontinentalExchange*	5,726	751,366
JPMorgan Chase	8,645	311,220
Markel*	890	384,533
PNC Financial Services Group	6,145	363,169

		6,499,603

HEALTH CARE — 11.9%
Abbott Laboratories	11,275	747,645
Baxter International	15,095	883,208
DENTSPLY International	6,826	248,057
Johnson & Johnson	11,946	826,902
McKesson	10,528	955,205
Mednax*	5,678	375,486
Mettler-Toledo International*	1,933	299,229
Perrigo	5,196	592,448
Thermo Fisher Scientific	13,760	766,019
VCA Antech*	18,323	333,479

		6,027,678

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — 13.3%
3M	9,810	$894,966
ABB ADR	17,696	307,026
CH Robinson Worldwide	5,850	309,173
CSX	25,173	577,469
Graco	7,517	344,880
Illinois Tool Works	11,123	604,424
Komatsu	22,527	506,911
National Presto Industries	1,692	112,586
Orbital Sciences*	29,521	386,725
Precision Castparts	4,524	703,754
Stericycle*	3,031	281,428
TransDigm Group*	2,676	330,111
United Technologies	10,344	770,007
Waste Management	16,685	573,964

		6,703,424

INFORMATION TECHNOLOGY — 18.1%
Accenture, Cl A	12,284	740,725
Amphenol, Cl A	17,715	1,043,059
ANSYS*	5,705	342,072
Apple*	2,153	1,314,966
Ebix	18,829	408,401
Global Payments	6,632	283,982
Microsoft	24,855	732,477
NeuStar, Cl A*	9,243	327,295
Paychex	23,191	758,114
Qualcomm	16,108	961,326
SAP ADR	9,233	585,003
Taiwan Semiconductor Manufacturing ADR	42,378	592,021
Texas Instruments	14,255	388,306
Wright Express*	4,891	314,882
Zebra Technologies, Cl A*	10,321	356,487

		9,149,116

MATERIALS — 2.3%
BHP Billiton ADR	7,472	495,692
Rock-Tenn, Cl A	6,209	361,488
Steel Dynamics	23,920	308,329

		1,165,509

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

COMMON STOCK — continued

	Shares	Value

TELECOMMUNICATION SERVICES — 2.1%
Telefonica ADR	21,999	$249,688
Vodafone Group ADR	28,485	818,944

		1,068,632

UTILITIES — 2.5%
Edison International	21,885	1,010,649
UGI	8,792	269,475

		1,280,124

TOTAL COMMON STOCK (Cost $37,715,102)		47,191,171

EXCHANGE TRADED FUNDS — 5.4%
iShares Barclays 1-3 Year Treasury Bond Fund	928	78,444
iShares Dow Jones Select Dividend Index Fund	5,307	304,463
iShares MSCI All Country Asia Ex-Japan Index Fund	9,593	508,237
iShares MSCI EAFE Index Fund	3,958	197,900
SPDR S&P 500 ETF Trust	2,102	289,466
Vanguard MSCI Emerging Markets Fund	22,638	905,973
WisdomTree Japan Hedged Equity Fund	14,425	448,185

TOTAL EXCHANGE TRADED FUNDS (Cost $2,392,849)		2,732,668

CASH EQUIVALENT — 1.4%
BlackRock Liquidity Funds TempFund Portfolio — Institutional, 0.150% (A) (Cost $715,098)	715,098	715,098

TOTAL INVESTMENTS — 100.2% (Cost $40,823,049)		$50,638,937

Percentages are based on Net Assets of $50,535,087.

* Non-income producing security.

(A) The rate shown is the 7-day effective yield as of July 31, 2012.

ADR — American Depositary Receipt

Cl — Class

EAFE — Europe, Australasia, Far East

ETF — Exchange Traded Fund

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $40,823,049)	$50,638,937
Receivable for Dividends and Interest	58,760
Receivable for Dividend Tax Reclaims	29,666
Prepaid Expenses	6,970
Receivable due from Investment Adviser	5,128

Total Assets	50,739,461

Liabilities:
Payable for Capital Shares Redeemed	83,722
Payable due to Investment Adviser	36,086
Payable due to Custodian	10,469
Payable due to Administrator	8,470
Payable due to Trustees	3,566
Chief Compliance Officer Fees Payable	2,984
Other Accrued Expenses	59,077

Total Liabilities	204,374

Net Assets	$50,535,087

NET ASSETS CONSISTS OF:
Paid-in-Capital	$38,737,709
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	1,981,490
Net Unrealized Appreciation on Investments	9,815,888

Net Assets	$50,535,087

Shares Issued and Outstanding (unlimited authorization — no par value)	3,483,569
Net Asset Value, Offering and Redemption Price Per Share	$14.51

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
FOR THE YEAR ENDED
JULY 31, 2012

STATEMENT OF OPERATIONS

Investment Income
Dividends	$1,120,291
Less: Foreign Taxes Withheld	(3,597)

Total Investment Income	1,116,694

Expenses
Investment Advisory Fees	457,810
Administration Fees	100,000
Custodian Fees	10,771
Chief Compliance Officer Fees	8,552
Trustees’ Fees	12,557
Transfer Agent Fees	48,805
Legal Fees	41,715
Printing Fees	25,102
Audit Fees	20,895
Registration Fees	19,647
Insurance and Other Expenses	11,678

Total Expenses	757,532

Less: Investment Advisory Fees Waived (See Note 5)	(112,347)
Fees Paid Indirectly (See Note 4)	(56)

Net Expenses	645,129

Net Investment Income	471,565

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net Realized Gain on Investments	2,276,884
Net Realized Loss on Foreign Currency Transactions	(2,324)
Net Change in Unrealized Depreciation on Investments	(2,646,337)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(371,777)

Net Increase in Net Assets from Operations	$99,788

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 31, 2011
Operations:
Net Investment Income	$471,565	$432,216
Net Realized Gain on Investments and Foreign Currency Transactions	2,274,560	3,694,201
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,646,337)	5,732,422

Net Increase in Net Assets Resulting from Operations	99,788	9,858,839

Dividends and Distributions from:
Net Investment Income	(469,193)	(565,708)
Net Capital Gains	(3,117,662)	—

Total Dividends and Distributions	(3,586,855)	(565,708)

Capital Share Transactions:
Issued	2,687,706	6,637,419
Reinvestment of Dividends and Distributions	1,433,900	213,300
Redemption Fees	236	2,518
Redeemed	(13,689,314)	(6,259,259)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(9,567,472)	593,978

Total Increase/(Decrease) in Net Assets	(13,054,539)	9,887,109

Net Assets:
Beginning of year	63,589,626	53,702,517

End of year (including undistributed /(distributions in excess of) net investment income of $0 and $(729), respectively)	$50,535,087	$63,589,626

Share Transactions:
Issued	189,147	448,511
Reinvestment of Dividends and Distributions	107,114	14,398
Redeemed	(950,108)	(417,178)

Net Increase/(Decrease) in Shares Outstanding	(653,847)	45,731

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010	Period Ended July 31, 2009(1)
Net Asset Value, Beginning of Period	$15.37	$13.12	$12.37	$10.00

Income from Operations:
Net Investment Income(2)	0.13	0.10	0.12	0.07
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions	(0.03)	2.29	0.73	2.36

Total from Operations	0.10	2.39	0.85	2.43

Redemption Fees	— (3)	— (3)	—	—

Dividends and Distributions from:
Net Investment Income	(0.13)	(0.14)	(0.10)	(0.06)
Net Capital Gains	(0.83)	—	—	—

Total from Dividends and Distribution	(0.96)	(0.14)	(0.10)	(0.06)

Net Asset Value, End of Period	$14.51	$15.37	$13.12	$12.37

Total Return(4)	1.19%	18.23%	6.87%	24.37%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$50,535	$63,590	$53,703	$46,148
Ratio of Expenses to Average Net Assets (including waivers and reimbursements, excluding fees paid indirectly)	1.20%	1.20%	1.20%	1.20	%*
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.20%	1.20%	1.20%	1.20	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.41%	1.33%	1.48%	1.82	%*
Ratio of Net Investment Income to Average Net Assets	0.88%	0.70%	0.92%	1.32	%*
Portfolio Turnover Rate	37%	56%	52%	39	%(5)

(1)	Fund commenced operations on February 3, 2009.
(2)	Per share data calculated using average shares method.
(3)	Amount represents less than $0.01 per share.
(4)

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and/or assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)	Portfolio turnover rate is for the period indicated and has not been annualized.
*	Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

NOTES TO FINANCIAL STATEMENTS

1.  Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 33 funds. The financial statements herein are those of the Clear River Fund, a diversified Fund (the “Fund”). The investment objective of the Fund is long-term capital growth on a tax-efficient basis while providing moderate current income. The Fund utilizes a combination of four distinct and complementary investment strategies: International Equity 10%-40%; Marketable Alternatives 0%-20%; Small Cap Equity 5%-30%; and Select Domestic Equity/Select Income Equity 20%-75%. Each strategy contains a relatively small, focused group of securities selected by the Adviser based on its research and fundamental analysis of individual companies, specifically targeting those with clear competitive advantages, exceptional management and strong fundamentals. The financial statements of the remaining funds are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund currently offers Investor Class Shares.

2.  Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2012, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Effective February 1, 2012, the Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Fund’s net assets.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of July 31, 2012, all of the Fund’s investments are Level 1. There were no transfers between Level 1 and Level 2 during the year. Transfers, if any, between levels are considered to have occured as of the end of the year. For more details of the investment classification, reference the Schedule of Investments.

For the year ended July 31, 2012, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

The Fund reports certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Any net realized capital gains are distributed to shareholders at least annually.

Redemption Fees — The Fund retains a redemption fee of 2% on redemptions of Fund shares held less than 90 days. For the year ended July 31, 2012, there were redemption fees in the amount of $236 retained by the Fund.

3.  Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are not paid fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

Wells Fargo Bank, N.A., acts as custodian (the “Custodian”) for the Fund. Fees of the Custodian are paid on the basis of net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

4.  Administration, Distribution and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.12% on the first $100 million of the Fund’s average daily net assets;

0.10% on the next $150 million of the Fund’s average daily net assets;

0.08% on the next $250 million of the Fund’s average daily net assets; and

0.06% on the Fund’s average daily net assets over $500 million.

The Fund is subject to a minimum annual administration fee of $100,000 plus an additional fee of $15,000 per class established after the first two (2) classes of shares.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits that can be used to offset transfer agent expenses. During the year ended July 31, 2012, the Fund earned credits of $56 which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

5.  Investment Advisory Agreement:

Abbot Downing Investment Advisors (the “Adviser”), a wholly owned subsidiary of the Custodian, serves as the investment adviser to the Fund. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to limit the total expenses of the Investor shares of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees, and expenses and extraordinary expenses) to 1.20% of the Fund’s average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its contractual expense limitation until November 29, 2012. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and 1.20% to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period. As of July 31, 2012, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $146,086, expiring in 2013, $82,676, expiring in 2014, and $112,347, expiring in 2015.

6.  Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $19,643,049 and $31,754,131, respectively, for the year ended July 31, 2012. There were no purchases or sales of long-term U.S. Government securities by the Fund.

7.  Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences relating to reclassifications of distributions and foreign currency transactions have been reclassified to/from the following accounts during the fiscal year ended July 31, 2012:

Decrease Undistributed net investment income	Increase Accumulated net realized gain
$(1,643)	$1,643

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions for the Fund declared during the years ended July 31, 2012, and the July 31, 2011, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2012	$469,193	$3,117,662	$3,586,855
2011	522,597	43,111	565,708

As of July 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$2,568,142
Post-October Losses	(100,142)
Unrealized Appreciation	9,329,381
Other	(3)

Total Distributable Earnings	$11,797,378

Post-October losses represent losses realized on investment transactions from November 1, 2011, through July 31, 2012, that, in accordance with Federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carryforward capital losses incurred in taxable years starting after December 22, 2010, for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

During the fiscal year ended July 31, 2012, the Fund did not utilize capital loss carryforwards to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Fund at July 31, 2012, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$41,309,556	$10,864,949	($1,535,568)	$9,329,381

8.  Credit Risk:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements are dependent on future claims that may be made against the Fund and, therefore, cannot be established. However, based on experience, the risk of loss from such claims is considered remote. The Fund may invest in Exchange Traded Funds (“ETF”). An ETF is a pooled investment vehicle, such as a registered investment company or a grantor trust, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended. These ETFs typically hold commodities (such as gold or oil), currency or other property that is itself not a security. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

9. Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required for the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of the Clear River Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Clear River Fund, a series of shares of beneficial interest of The Advisors’ Inner Circle Fund II, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period February 3, 2009 (commencement of operations) through July 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clear River Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended and for the period February 3, 2009 through July 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

September 24, 2012

THIS PAGE INTENTIONALLY LEFT BLANK

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, ages, positions with the Trust, lengths of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act

Name, Address(1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)
INTERESTED BOARD MEMBERS
ROBERT A. NESHER 65 yrs. old	Chairman of the Board of Trustees	(Since 1991)

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 71 yrs. old	Trustee	(Since 1992)

(1)	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2)

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

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JULY 31, 2012

by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-333-0246. The following chart lists Trustees and Officers as of July 31, 2012.

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member(3)

Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	33	Trustee of The Advisors’ Inner Circle Fund; Bishop Street Funds; SEI Asset Allocation Trust; SEI Daily Income Trust; SEI Institutional International Trust; SEI Institutional Investments Trust; SEI Institutional Managed Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; and SEI Alpha Strategy Portfolios, L.P.; Director of SEI Global Master Fund, plc; SEI Global Assets Fund, plc; SEI Global Investments Fund, plc; SEI Investments Global, Limited; SEI Investments — Global Fund Services, Limited; SEI Investments (Europe), Limited; SEI Investments — Unit Trust Management (UK), Limited; SEI Global Nominee Ltd.; SEI Opportunity Fund, L.P.; SEI Structured Credit Fund, L.P.; SEI Multi-Strategy Funds plc; and SEI Islamic Investments Fund plc.

Self-employed Consultant since 2003; Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003; counsel to the Trust, SEI, SIMC, the Administrator and the Distributor; Director of SEI Investments since 1974; Secretary of SEI Investments since 1978.	33	Trustee of The Advisors’ Inner Circle Fund; Bishop Street Funds; SEI Asset Allocation Trust; SEI Daily Income Trust; SEI Institutional International Trust; SEI Institutional Investments Trust; SEI Institutional Managed Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; and SEI Alpha Strategy Portfolios, L.P.; Director of SEI since 1974; Director of the Distributor since 2003; Director of SEI Investments — Global Fund Services, Limited; SEI Investments Global, Limited; SEI Investments (Europe), Limited; SEI Investments (Asia), Limited; SEI Asset Korea Co., Ltd.; SEI Global Nominee Limited; and SEI Investments — Unit Trust Management (UK) Limited.

(3)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address(1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)
INDEPENDENT BOARD MEMBERS

JAMES M. STOREY 81 yrs. old	Trustee	(Since 1994)

GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee	(Since 1999)

BRUCE SPECA 56 yrs. old	Trustee	(Since 2011)

JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee	(Since 2011)

(1)	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2)

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member(3)

Attorney, Solo Practitioner since 1994; Partner, Dechert, Price & Rhoads (law firm) September 1987-December 1993.	33	Trustee of The Advisors’ Inner Circle Fund; Bishop Street Funds; U.S. Charitable Gift Trust; SEI Asset Allocation Trust; SEI Daily Income Trust; SEI Institutional International Trust; SEI Institutional Investments Trust; SEI Institutional Managed Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; and SEI Alpha Strategy Portfolios, L.P.

Self-Employed Consultant, Newfound Consultants, Inc. since April 1997.	33	Trustee of The Advisors’ Inner Circle Fund; Bishop Street Funds; State Street Navigator Securities Lending Trust; SEI Asset Allocation Trust; SEI Daily Income Trust; SEI Institutional International Trust; SEI Institutional Investments Trust; SEI Institutional Managed Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; and SEI Alpha Strategy Portfolios, L.P.; Director of SEI Opportunity Fund, L.P.; and SEI Structured Credit Fund, L.P.; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	33	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	33	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

(3)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address(1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)
INDEPENDENT BOARD MEMBERS (continued)

BETTY L. KRIKORIAN 69 yrs. old	Trustee	(Since 2005)

CHARLES E. CARLBOM 77 yrs. old	Trustee	(Since 2005)

MITCHELL A. JOHNSON 70 yrs. old	Trustee	(Since 2005)

JOHN K. DARR 67 yrs. old	Trustee	(Since 2008)
OFFICERS

MICHAEL BEATTIE 47 yrs. old	President	(Since 2011)

(1)	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2)

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member/Officer(3)

Vice President Compliance AARP Financial, Inc. since 2008; Self-employed Legal and Financial Services Consultant since 2003; Counsel to State Street Bank Global Securities and Cash Operations from 1995 to 2003.	33	Trustee of The Advisors’ Inner Circle Fund; and Bishop Street Funds.

Self-employed Business Consultant, Business Project Inc. since 1997; CEO and President, United Grocers Inc. from 1997 to 2000.	33	Trustee of The Advisors’ Inner Circle Fund; Bishop Street Funds; Director of Oregon Transfer Co.

Retired.	33	Director, Federal Agricultural Mortgage Corporation; Trustee of The Advisors’ Inner Circle Fund; Bishop Street Funds; SEI Asset Allocation Trust; SEI Daily Income Trust; SEI Institutional International Trust; SEI Institutional Investments Trust; SEI Institutional Management Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; and SEI Alpha Strategies Portfolios, L.P.

CEO, Office of Finance, FHL Banks from 1992 to 2007.	33	Director of Federal Home Loan Bank of Pittsburgh; and Manna, Inc.; Trustee of The Advisors’ Inner Circle Fund; and Bishop Street Funds.

Director of Client Service at SEI from 2004 to 2011, Vice President of The Advisor’s Inner Circle Fund II and Bishop Street Funds from 2009 to November 2011.	N/A	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998-2006). Director, The FBR Rushmore Funds (2002-2005). Trustee, Diversified Investors Portfolios (2006-2008).

(3)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address(1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served
OFFICERS (continued)

MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)

RUSSELL EMERY 49 yrs. old	Chief Compliance Officer	(Since 2006)

DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary	(Since 2011)

TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary	(Since 2000)

JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary	(Since 2012)

KERI ROHN 32 yrs. old	AML Officer Privacy Officer	(Since 2011) (Since 2009)

(1)	The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Officer

Director, SEI Investments, Fund Accounting since July 2005; Manager, SEI Investments IFS from 1995 to 1998 and 1998 to 2005.	N/A	N/A

Chief Compliance Officer of SEI Structured Credit Fund, L.P.; and SEI Alpha Strategy Portfolios, L.P. since June 2007; Chief Compliance Officer of SEI Opportunity Fund, L.P.; SEI Institutional Managed Trust; SEI Asset Allocation Trust; SEI Institutional International Trust; SEI Institutional Investments Trust; SEI Daily Income Trust; SEI Liquid Asset Trust; and SEI Tax Exempt Trust since March 2006; Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst — Equity Team, SEI Investments, from March 2000 to February 2003.	N/A	N/A

Counsel at SEI Investments since 2010; Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010; Associate at Morrison & Foerster LLP from 2003 to 2006; Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.	None	N/A

General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert Price & Rhoads (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.	N/A	N/A

Attorney — SEI Investments Company	N/A	N/A

Compliance Officer at SEI Investments since 2003.	None	N/A

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund, and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The column labeled “Expenses Paid During Period” shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information in conjuction with the actual amount you invested in the Fund to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by matching the hypothetical result for your Fund in the “Expense Paid During Period” column against those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

Note: Because the hypothetical return is set at 5% for comparison purposes —NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/12	Ending Account Value 07/31/12	Annualized Expense Ratios	Expense Paid During Period*
Actual Portfolio Return	$1,000.00	$1,015.70	1.20%	$6.01
Hypothetical 5% Return	1,000.00	1,018.90	1.20	6.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period).

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2012

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2012, taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2012, taxable year, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2012, the Clear River Fund is designating the following items with regard to distributions paid during the period.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	Foreign Investors
					Interest Related Dividend (3)	Short-Term CapitalGain Dividends (4)
86.94%	13.06%	100.00%	100.00%	100.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Clear River Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-333-0246

www.clearriverfund.com

Adviser:

Abbot Downing Investment Advisors

90 South Seventh Street

Suite 5300

Minneapolis, MN 55402

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

LHI-AR-001-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by BBD, LLP (“BBD”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2012			2011
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$20,500	N/A	N/A	$20,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by BBD for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/S/ MICHAEL BEATTIE
Michael Beattie
President

Date: October 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ MICHAEL BEATTIE
Michael Beattie
President

Date: October 3, 2012

By (Signature and Title)	/S/ MICHAEL LAWSON
Michael Lawson
Treasurer, Controller and Chief Financial Officer

Date: October 3, 2012